As filed with the Securities and Exchange Commission on June 21, 2006
Registration No. 333-132427

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 4 to
Form S-1
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

HOME BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Arkansas	6022	71-0682831
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Number)	(IRS Employer Identification Number)
719 Harkrider, Suite 100
Conway, Arkansas 72032
(501) 328-4757
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

John W. Allison
Chairman and Chief Executive Officer
Home BancShares, Inc.
719 Harkrider, Suite 100
Conway, Arkansas 72032
(501) 329-9330
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies of Communications to:

John S. Selig, Esq.		Chet A. Fenimore, Esq.
Mitchell, Williams, Selig, Gates &		Jenkens & Gilchrist, P.C.
Woodyard, P.L.L.C.	and	401 Congress Avenue, Suite 2500
425 West Capitol Avenue, Suite 1800		Austin, Texas 78701
Little Rock, Arkansas 72201		Telephone: (512) 499-3800
Telephone: (501) 688-8804		Facsimile: (512) 499-3810
Facsimile: (501) 918-7804

      Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.
      If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.     ☐
      If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.     ☐
      If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.     ☐
      If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.     ☐
      The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE
     This Amendment No. 4 is being filed solely for the purpose of filing Exhibits 1, 4.6, 5, 10.19, 21 and 23.5. No change is made to the preliminary prospectus constituting Part I of the Registration Statement or Items 13, 14, 15, or 17 of Part II of the Registration Statement.

PART II
INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16.	Exhibits and Financial Statement Schedules.
      The following exhibits are filed as part of this registration statement:

Exhibit
Number		Description

1	—	Form of Underwriting Agreement
2.1	—	Agreement and Plan of Merger, dated as of July 30, 2003, between CB Bancorp, Inc. and Home BancShares, Inc. and Community Financial Group, Inc.†
2.2	—	Agreement and Plan of Merger, dated as of December 3, 2004, between Home BancShares, Inc. and TCBancorp, Inc.†
2.3	—	Agreement and Plan of Merger, dated as of January 25, 2005, between Home BancShares, Inc. and Marine Bancorp, Inc.†
2.4	—	Stock Purchase Agreement, dated as of April 20, 2005, among Home BancShares, Inc. and the Shareholders of Mountain View Bancshares, Inc. and Mountain View Bancshares, Inc.†
3.1	—	Restated Articles of Incorporation of Home BancShares, Inc., as amended.†
3.2	—	Amendment to the Restated Articles of Incorporation of Home BancShares, Inc.†
3.3	—	Second Amendment to the Restated Articles of Incorporation of Home BancShares, Inc.†
3.4	—	Third Amendment to the Restated Articles of Incorporation of Home BancShares, Inc.†
3.5	—	Restated Bylaws of Home BancShares, Inc.†
4.1	—	Restated Articles of Incorporation of Home BancShares, Inc. (included in Exhibit 3.1)†
4.2	—	Amendment to the Restated Articles of Incorporation of Home BancShares, Inc. (included in Exhibit 3.2)†
4.3	—	Second Amendment to the Restated Articles of Incorporation of Home BancShares, Inc. (included in Exhibit 3.3)†
4.4	—	Third Amendment to the Restated Articles of Incorporation of Home BancShares, Inc. (included in Exhibit 3.4)†
4.5	—	Restated Bylaws of Home BancShares, Inc. (included in Exhibit 3.5)†
4.6	—	Specimen Stock Certificate representing Home BancShares, Inc. Common Stock
4.7	—	Indenture, dated as of September 7, 2000, between Community Financial Group, Inc. and U.S. Bank National Association (f/k/a State Street Bank and Trust Company of Connecticut, National Association)†
4.8	—	Amended and Restated Declaration of Trust, dated as of September 7, 2000, by and among Community Financial Group, Inc. and U.S. Bank National Association (f/k/a State Street Bank and Trust Company of Connecticut, National Association) and Joseph Park and David Pickney, as Administrators†
4.9	—	Guarantee Agreement, dated as of September 7, 2000, between Community Financial Group, Inc. and U.S. Bank National Association (f/k/a State Street Bank and Trust Company of Connecticut, National Association)†
4.10	—	Indenture, dated as of March 26, 2003, between Home BancShares, Inc. and U.S. Bank National Association†
4.11	—	Amended and Restated Declaration of Trust, dated as of March 26, 2003, by and among Home BancShares, Inc. and U.S. Bank National Association and John W. Allison, C. Randall Sims and Randy Mayor, as Administrators†
4.12	—	Guarantee Agreement, dated as of March 26, 2003, between Home BancShares, Inc. and U.S. Bank National Association†
4.13	—	Indenture, dated as of March 26, 2003, between Marine Bancorp, Inc. and U.S. Bank National Association†

Exhibit
Number		Description

4.14	—	Amended and Restated Declaration of Trust, dated as of March 26, 2003, by and among Marine Bancorp, Inc. and U.S. Bank National Association and William S. Daniels and Hunter Padgett, as Administrators†
4.15	—	Guarantee Agreement, dated as of March 26, 2003, between Marine Bancorp, Inc. and U.S. Bank National Association†
4.16	—	Indenture, dated as of November 10, 2005, between Home BancShares, Inc. and U.S. Bank National Association†
4.17	—	Amended and Restated Declaration of Trust, dated as of November 10, 2005, by and among Home BancShares, Inc. and U.S. Bank National Association and Randy Mayor and Ron Strother, as Administrators†
4.18	—	Guarantee Agreement, dated as of November 10, 2005, between Home BancShares, Inc. and U.S. Bank National Association†
5	—	Opinion of Mitchell, Williams, Selig, Gates & Woodyard, P.L.L.C. as to the validity of the shares of common stock being offered
10.1	—	2006 Stock Option and Performance Incentive Plan of Home BancShares, Inc.†
10.2	—	Director and Executive Officer Compensation Summary†
10.3	—	401(k) Plan of Home BancShares, Inc.†
10.4	—	Retirement Plan of Bank of Cabot, as amended and restated effective January 1, 2001†
10.5	—	Retirement Plan and Trust for Employees of Bank of Mountain View, as amended and restated effective September 1, 2005†
10.6	—	Lease Agreement, dated as of January 2000, between First State Bank of Conway and Trinity Development Company, Inc.†
10.7	—	Lease Agreement, dated as of February 1, 2001, between Twin City Bank and Lakewood Village Shopping Park†
10.8	—	Lease Agreement, dated as of April 2003, between First State Bank and Allison, Adcock, Rankin, LLC†
10.9	—	Lease Agreement, dated as of September 1, 2004, between First State Bank and Robert H. “Bunny” Adcock, Jr. Blind Trust Agreement dtd 6/4/03†
10.10	—	Lease Extension, dated December 2, 2004, between First State Bank and Trinity Development Company, Inc.†
10.11	—	Lease Agreement, dated August 31, 2005, between Home BancShares, Inc. and Allison, Adcock, Rankin, LLC†
10.12	—	Promissory Note, dated as of September 1, 2005, by Home BancShares, Inc. in favor of First Tennessee Bank National Association†
10.13	—	Commercial Pledge Agreement, dated as of September 1, 2005, between Home BancShares, Inc. and First Tennessee Bank National Association†
10.14	—	Business Loan Agreement, dated as of September 1, 2005, between Home BancShares, Inc. and First Tennessee Bank National Association†
10.15	—	Agreement and Plan of Merger, dated as of July 30, 2003, between CB Bancorp, Inc. and Home BancShares, Inc. and Community Financial Group, Inc. (included in Exhibit 2.1)†
10.16	—	Agreement and Plan of Merger, dated as of December 3, 2004, between Home BancShares, Inc. and TCBancorp, Inc. (included in Exhibit 2.2)†
10.17	—	Agreement and Plan of Merger, dated as of January 25, 2005, between Home BancShares, Inc. and Marine Bancorp, Inc. (included in Exhibit 2.3)†
10.18	—	Stock Purchase Agreement, dated as of April 20, 2005, among Home BancShares, Inc. and the Shareholders of Mountain View Bancshares, Inc. and Mountain View Bancshares, Inc. (included in Exhibit 2.4)†
10.19	—	Form of Home BancShares, Inc. Stock Option Agreement under the 2006 Stock Option and Performance Incentive Plan

Exhibit
Number		Description

15	—	BKD, LLP letter re unaudited interim financial information†
16.1	—	Letter from Ernst & Young, LLP re change in certifying accountant†
21	—	Subsidiaries of Home BancShares
23.1	—	Consent of BKD, LLP†
23.2	—	Consent of Ernst & Young, LLP†
23.3	—	Consent of Hacker, Johnson & Smith, P.A†
23.4	—	Consent of BKD, LLP†
23.5	—	Consent of Mitchell, Williams, Selig, Gates & Woodyard, P.L.L.C. (included in Exhibit 5)
24	—	Power of Attorney (on signature page)†

†	Previously filed.

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 4 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Conway, State of Arkansas, on June 20, 2006.

HOME BANCSHARES, INC.

By:	/s/ John W. Allison

John W. Allison
Chief Executive Officer and
Chairman of the Board of Directors
      Pursuant to the requirements of the Securities Act, this Amendment No. 4 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ John W. Allison John W. Allison	Chief Executive Officer and Chairman of the Board of Directors (Principal Executive Officer)	June 20, 2006

/s/ Ron W. Strother* Ron W. Strother	President, Chief Operating Officer and Director	June 20, 2006

/s/ Randy E. Mayor Randy E. Mayor	Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)	June 20, 2006

/s/ Richard H. Ashley* Richard H. Ashley	Vice Chairman of the Board and Director	June 20, 2006

/s/ Dale A. Bruns* Dale A. Bruns	Director	June 20, 2006

/s/ Richard A. Buckheim* Richard A. Buckheim	Director	June 20, 2006

/s/ Jack E. Engelkes* Jack E. Engelkes	Director	June 20, 2006

/s/ Frank D. Hickingbotham* Frank D. Hickingbotham	Director	June 20, 2006

/s/ Herren C. Hickingbotham* Herren C. Hickingbotham	Director	June 20, 2006

/s/ James G. Hinkle* James G. Hinkle	Director	June 20, 2006

Signature	Title	Date

/s/ Alex R. Lieblong* Alex R. Lieblong	Director	June 20, 2006

/s/ C. Randall Sims* C. Randall Sims	Secretary and Director	June 20, 2006

/s/ William G. Thompson* William G. Thompson	Director	June 20, 2006

*	By Randy E. Mayor, pursuant to power of attorney.

EXHIBIT LIST

Exhibit
Number		Description

1	—	Form of Underwriting Agreement
2.1	—	Agreement and Plan of Merger, dated as of July 30, 2003, between CB Bancorp, Inc. and Home BancShares, Inc. and Community Financial Group, Inc.†
2.2	—	Agreement and Plan of Merger, dated as of December 3, 2004, between Home BancShares, Inc. and TCBancorp, Inc.†
2.3	—	Agreement and Plan of Merger, dated as of January 25, 2005, between Home BancShares, Inc. and Marine Bancorp, Inc.†
2.4	—	Stock Purchase Agreement, dated as of April 20, 2005, among Home BancShares, Inc. and the Shareholders of Mountain View Bancshares, Inc. and Mountain View Bancshares, Inc.†
3.1	—	Restated Articles of Incorporation of Home BancShares, Inc., as amended.†
3.2	—	Amendment to the Restated Articles of Incorporation of Home BancShares, Inc.†
3.3	—	Second Amendment to the Restated Articles of Incorporation of Home BancShares, Inc.†
3.4	—	Third Amendment to the Restated Articles of Incorporation of Home BancShares, Inc.†
3.5	—	Restated Bylaws of Home BancShares, Inc.†
4.1	—	Restated Articles of Incorporation of Home BancShares, Inc. (included in Exhibit 3.1)†
4.2	—	Amendment to the Restated Articles of Incorporation of Home BancShares, Inc. (included in Exhibit 3.2)†
4.3	—	Second Amendment to the Restated Articles of Incorporation of Home BancShares, Inc. (included in Exhibit 3.3)†
4.4	—	Third Amendment to the Restated Articles of Incorporation of Home BancShares, Inc. (included in Exhibit 3.4)†
4.5	—	Restated Bylaws of Home BancShares, Inc. (included in Exhibit 3.5)†
4.6	—	Specimen Stock Certificate representing Home BancShares, Inc. Common Stock
4.7	—	Indenture, dated as of September 7, 2000, between Community Financial Group, Inc. and U.S. Bank National Association (f/k/a State Street Bank and Trust Company of Connecticut, National Association)†
4.8	—	Amended and Restated Declaration of Trust, dated as of September 7, 2000, by and among Community Financial Group, Inc. and U.S. Bank National Association (f/k/a State Street Bank and Trust Company of Connecticut, National Association) and Joseph Park and David Pickney, as Administrators†
4.9	—	Guarantee Agreement, dated as of September 7, 2000, between Community Financial Group, Inc. and U.S. Bank National Association (f/k/a State Street Bank and Trust Company of Connecticut, National Association)†
4.10	—	Indenture, dated as of March 26, 2003, between Home BancShares, Inc. and U.S. Bank National Association†
4.11	—	Amended and Restated Declaration of Trust, dated as of March 26, 2003, by and among Home BancShares, Inc. and U.S. Bank National Association and John W. Allison, C. Randall Sims and Randy Mayor, as Administrators†
4.12	—	Guarantee Agreement, dated as of March 26, 2003, between Home BancShares, Inc. and U.S. Bank National Association†
4.13	—	Indenture, dated as of March 26, 2003, between Marine Bancorp, Inc. and U.S. Bank National Association†
4.14	—	Amended and Restated Declaration of Trust, dated as of March 26, 2003, by and among Marine Bancorp, Inc. and U.S. Bank National Association and William S. Daniels and Hunter Padgett, as Administrators†
4.15	—	Guarantee Agreement, dated as of March 26, 2003, between Marine Bancorp, Inc. and U.S. Bank National Association†
4.16	—	Indenture, dated as of November 10, 2005, between Home BancShares, Inc. and U.S. Bank National Association†
4.17	—	Amended and Restated Declaration of Trust, dated as of November 10, 2005, by and among Home BancShares, Inc. and U.S. Bank National Association and Randy Mayor and Ron Strother, as Administrators†

Exhibit
Number		Description

4.18	—	Guarantee Agreement, dated as of November 10, 2005, between Home BancShares, Inc. and U.S. Bank National Association†
5	—	Opinion of Mitchell, Williams, Selig, Gates & Woodyard, P.L.L.C. as to the validity of the shares of common stock being offered
10.1	—	2006 Stock Option and Performance Incentive Plan of Home BancShares, Inc.†
10.2	—	Director and Executive Officer Compensation Summary†
10.3	—	401(k) Plan of Home BancShares, Inc.†
10.4	—	Retirement Plan of Bank of Cabot, as amended and restated effective January 1, 2001†
10.5	—	Retirement Plan and Trust for Employees of Bank of Mountain View, as amended and restated effective September 1, 2005†
10.6	—	Lease Agreement, dated as of January 2000, between First State Bank of Conway and Trinity Development Company, Inc.†
10.7	—	Lease Agreement, dated as of February 1, 2001, between Twin City Bank and Lakewood Village Shopping Park†
10.8	—	Lease Agreement, dated as of April 2003, between First State Bank and Allison, Adcock, Rankin, LLC†
10.9	—	Lease Agreement, dated as of September 1, 2004, between First State Bank and Robert H. “Bunny” Adcock, Jr. Blind Trust Agreement dtd 6/4/03†
10.10	—	Lease Extension, dated December 2, 2004, between First State Bank and Trinity Development Company, Inc.†
10.11	—	Lease Agreement, dated August 31, 2005, between Home BancShares, Inc. and Allison, Adcock, Rankin, LLC†
10.12	—	Promissory Note, dated as of September 1, 2005, by Home BancShares, Inc. in favor of First Tennessee Bank National Association†
10.13	—	Commercial Pledge Agreement, dated as of September 1, 2005, between Home BancShares, Inc. and First Tennessee Bank National Association†
10.14	—	Business Loan Agreement, dated as of September 1, 2005, between Home BancShares, Inc. and First Tennessee Bank National Association†
10.15	—	Agreement and Plan of Merger, dated as of July 30, 2003, between, CB Bancorp, Inc. and Home BancShares, Inc. and Community Financial Group, Inc. (included in Exhibit 2.1)†
10.16	—	Agreement and Plan of Merger, dated as of December 3, 2004, between Home BancShares, Inc. and TCBancorp, Inc. (included in Exhibit 2.2)†
10.17	—	Agreement and Plan of Merger, dated as of January 25, 2005, between Home BancShares, Inc. and Marine Bancorp, Inc. (included in Exhibit 2.3)†
10.18	—	Stock Purchase Agreement, dated as of April 20, 2005, among Home BancShares, Inc. and the Shareholders of Mountain View Bancshares, Inc. and Mountain View Bancshares, Inc. (included in Exhibit 2.4)†
10.19	—	Form of Home BancShares, Inc. Stock Option Agreement under the 2006 Stock Option and Performance Incentive Plan
15	—	BKD, LLP letter re unaudited interim financial information†
16.1	—	Letter from Ernst & Young, LLP re change in certifying accountant†
21	—	Subsidiaries of Home BancShares
23.1	—	Consent of BKD, LLP†
23.2	—	Consent of Ernst & Young, LLP †
23.3	—	Consent of Hacker, Johnson & Smith, P.A.†
23.4	—	Consent of BKD, LLP†
23.5	—	Consent of Mitchell, Williams, Selig, Gates & Woodyard, P.L.L.C. (included in Exhibit 5)
24	—	Power of Attorney (on signature page)†

†	Previously filed.